Nuveen Enhanced Mid-Cap Fund

Summary Prospectus   |   October 29, 2010, as supplemented January 1, 2011

Ticker: Class A–NDPAX, Class C–NDPCX, Class I–NDPRX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated October 29, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 17 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 18 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	1.00%	—
Other Expenses	5.34%	5.34%	5.34%
Total Annual Fund Operating Expenses	6.13%	6.88%	5.88%
Fee Waivers and Expense Reimbursements[1]	(5.34%)	(5.34%)	(5.34%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.79%	1.54%	0.54%
1	The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.55% (1.05% after October 31, 2011) of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$651	$157	$55	$651	$157	$55
3 Years	$914	$591	$281	$914	$591	$281
5 Years	$1,197	$1,052	$525	$1,197	$1,052	$525
10 Years	$2,001	$2,329	$1,226	$2,001	$2,329	$1,226

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund primarily invests in equity securities of companies within the Russell Midcap® Index. The fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the fund will contain many of the names within the Russell Midcap® Index, the relative weights assigned to each name will differ from the weights in the Russell Midcap® Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

The fund may invest in non-U.S. equity securities that are included in the Russell Midcap® Index.

Principal Risks

Market Risk/Medium-Sized Company Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably. This risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing.

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Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of September 30, 2010 was 10.25%.

During the two-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 19.48% and -29.22%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception (December 3, 2007)
Class Returns Before Taxes:
Class A	25.49%	-15.05%
Class C	32.23%	-13.25%
Class I	33.57%	-12.37%
Class A Returns After Taxes :
On Distributions	25.25%	-15.27%
On Distributions and Sales of Shares	16.89%	-12.65%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	40.48%	-9.10%
Lipper Mid-Cap Core Funds Category Average (reflects no deduction for taxes or certain expenses)	36.63%	-8.80%

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Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen HydePark Group, LLC (“HydePark”)

Portfolio Managers

John W. Gambla, CFA, and Rob A. Guttschow, CFA, serve as the portfolio managers of the fund. Mr. Gambla, Managing Director, Co-Chief Investment Officer and Portfolio Manager for HydePark, has managed the fund since its inception. Mr. Guttschow, Managing Director, Co-Chief Investment Officer and Portfolio Manager for HydePark, has managed the fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-EMC-0111P